Exhibit 10.74

Execution Version

CONSENT AND AMENDMENT TO THE COMMON TERMS AGREEMENT AND THE

CREDIT FACILITY AGREEMENT

This CONSENT AND AMENDMENT TO THE COMMON TERMS AGREEMENT AND THE CREDIT FACILITY AGREEMENT (this “Consent and Amendment”), dated as of December 28, 2020, is in respect of (a) the Common Terms Agreement, dated as of August 19, 2019 (as amended, amended and restated, modified or supplemented from time to time, the “Common Terms Agreement”), by and among Venture Global Calcasieu Pass, LLC, a Delaware limited liability company (the “Borrower”), TransCameron Pipeline, LLC (the “Guarantor”), Natixis, New York Branch, as the Credit Facility Agent on behalf of itself and the Credit Facility Lender Parties (in such capacity, the “Credit Facility Agent”), each other Facility Agent that is Party thereto from time to time on behalf of itself and the Facility Lenders under its Facility Agreement, and Mizuho Bank, Ltd., as the Intercreditor Agent for the Facility Lenders (in such capacity, the “Intercreditor Agent”) and (b) the Credit Facility Agreement, dated as of August 19, 2019 (as amended, amended and restated, modified or supplemented from time to time, the “Credit Facility Agreement”), by and among the Borrower, the Guarantor, the Lenders party thereto from time to time, the Issuing Banks party thereto from time to time, the Credit Facility Agent, and solely for purposes of Section 3.06 thereof, Mizuho Bank (USA), as Collateral Agent (in such capacity, the “Collateral Agent”). All capitalized terms used herein and not otherwise defined shall have the meanings ascribed to such terms in the Common Terms Agreement, or if not defined therein, the Credit Facility Agreement. For all purposes of this Consent and Amendment, except as otherwise expressly provided, the rules of interpretation set forth in Section 1.2 of Schedule A (Common Definitions and Rules of Interpretation) of the Common Terms Agreement are hereby incorporated by reference, mutatis mutandis, as if fully set forth herein.

WHEREAS, pursuant to Section 12.27(a) of the Common Terms Agreement, the Borrower shall comply in all material respects with Schedule K (Gas Sourcing Plan) of the Common Terms Agreement;

WHEREAS, Schedule K (Gas Sourcing Plan) of the Common Terms Agreement requires the Borrower, prior to December 31, 2020, to have entered into arrangements for at least 1,000,000 MMBtu/d of firm natural gas supply for a minimum term of three years;

WHEREAS, the Borrower does not expect to meet the foregoing requirement prior to December 31, 2020;

WHEREAS, pursuant to Section 12.27(a)(ii) of the Common Terms Agreement, Schedule K (Gas Sourcing Plan) of the Common Terms Agreement may be updated from time to time by mutual agreement of the Borrower and the Intercreditor Agent (acting on the instruction of the Requisite Intercreditor Parties, whose consent to updates of such gas sourcing plan shall not be unreasonably withheld, conditioned or delayed if determined to be reasonable by the Market Consultant and/or Independent Engineer, as appropriate);

WHEREAS, the Independent Engineer has determined it to be reasonable to update Schedule K (Gas Sourcing Plan) to the Common Terms Agreement to extend the deadline of December 31, 2020 to have entered into arrangements for at least 1,000,000 MMBtu/d of firm natural gas supply for a minimum term of three years to September 30, 2021 (such extension, the “Gas Sourcing Plan Extension”); and

WHEREAS, in connection with the foregoing, the Borrower has requested that the Credit Facility Agent, the Intercreditor Agent and the Credit Facility Lenders constituting the Required Lenders under the Credit Facility Agreement (collectively, the “ Lenders” and each individually, a “Lender”) consent and agree, and the Credit Facility Agent, the Intercreditor Agent and the Lenders are willing to consent and agree, to amend Schedule K (Gas Sourcing Plan) to the Commons Terms Agreement to reflect the Gas Sourcing Plan Extension on the terms and conditions set forth herein.

NOW, THEREFORE, in consideration of the foregoing premises and the agreements, provisions and covenants herein contained, and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto agree as follows:

Section 1. Consent and Amendment. Upon the effectiveness of this Consent and Amendment in accordance with Section 2 below, (i) each of the Lenders party hereto, the Credit Facility Agent (at the direction of Required Lenders) and the Intercreditor Agent hereby consent and agree to amend Schedule K (Gas Sourcing Plan) of the Common Terms Agreement to reflect the Gas Sourcing Plan Extension and (ii) Schedule K (Gas Sourcing Plan) of the Common Terms Agreement shall be deemed amended by replacing the reference to “December 31, 2020” therein with “September 30, 2021”.

Section 2. Effectiveness. This Consent and Amendment shall become effective as of the date hereof only upon delivery of executed counterparts of this Consent and Amendment by each of (a) the Borrower, (b) the Guarantor, (c) the Intercreditor Agent, (d) the Credit Facility Agent (who constitutes the Requisite Intercreditor Parties (as defined in the Intercreditor Agreement)), and (e) Lenders constituting the Required Lenders under the Credit Facility Agreement.

Section 3. Representations and Warranties. Each of the Obligors hereby represents and warrants to the Lenders, Credit Facility Agent and Intercreditor Agent that:

3.1 upon the effectiveness of the consent and amendment set forth in Section 1, no Unmatured Loan Facility Event of Default or Loan Facility Event of Default has occurred and is Continuing or will result from the consummation of the transactions contemplated by this Consent and Amendment; and

3.2 upon the effectiveness of the consent and amendment set forth in Section 1, each of the representations and warranties of the Obligors in the Common Terms Agreement, the Credit Facility Agreement and the other Finance Documents is true and correct in all material respects except (A) for those representations and warranties that are qualified by materiality, which shall be true and correct in all respects, on and as of the date hereof (or, if stated to have been made solely as of an earlier date, as of such earlier date) and (B) for the representations and warranties set forth in Section 5.1 (Initial Representations and Warranties of the Obligors) of the Common Terms Agreement, which are made only on the Closing Date.

Section 4. Financing Document. This Consent and Amendment constitutes a Finance Document as such term is defined in, and for purposes of, the Common Terms Agreement.

Section 5. Governing Law. THIS CONSENT AND AMENDMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, UNITED STATES OF AMERICA.

Section 6. Headings. All headings in this Consent and Amendment are included only for convenience and ease of reference and shall not be considered in the construction and interpretation of any provision hereof.

Section 7. Binding Nature and Benefit; Amendment. This Consent and Amendment shall be binding upon and inure to the benefit of each party hereto and their respective successors and permitted assigns. This Consent and Amendment may not be amended or modified except pursuant to a written instrument signed by all parties hereto.

Section 8. Counterparts. This Consent and Amendment may be executed in multiple counterparts, each of which shall be deemed an original for all purposes, but all of which together shall constitute one and the same instrument. Delivery of an executed counterpart of a signature page of this Consent and Amendment by facsimile or portable document format (“pdf”) shall be effective as delivery of a manually executed counterpart of this Consent and Amendment.

Section 9. No Modifications; No Other Matters. Except as expressly provided for herein, the terms and conditions of the Common Terms Agreement, the Credit Facility Agreement and the other Finance Documents shall continue unchanged and shall remain in full force and effect. This Consent and Amendment shall apply solely in the specific instances and for the specific purposes expressly set forth herein and shall not be deemed or construed as a waiver of any other matters or to prejudice any rights which any of the Secured Parties may now have or may have in the future under or in connection with the Finance Documents or any of the instruments or documents referred to therein, nor shall this Consent and Amendment apply to any other matters.

Section 10. Direction to Credit Facility Agent and Intercreditor Agent.

10.1 by their signature below, each of the undersigned Credit Facility Lenders instructs the Credit Facility Agent to (i) execute this Consent and Amendment and (ii) direct the Intercreditor Agent to execute this Consent and Amendment; and

10.2 based on the instructions above, the Credit Facility Agent, constituting the Requisite Intercreditor Parties (as defined in the Intercreditor Agreement), hereby directs the Intercreditor Agent to execute this Consent and Amendment.

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IN WITNESS WHEREOF, the Parties have caused this Consent and Amendment to be duly executed by their officers thereunto duly authorized as of the day and year first above written.

VENTURE GLOBAL CALCASIEU PASS, LLC, as the Borrower

By:	/s/ Keith Larson
Name: Keith Larson
Title: General Counsel

TRANSCAMERON PIPELINE, LLC, as the Guarantor

By:	/s/ Keith Larson
Name: Keith Larson
Title: General Counsel

Acknowledged and agreed as of the first date set forth above.

NATIXIS, NEW YORK BRANCH, as Credit Facility Agent

By:	/s/ Lisa Wong /s/ Valerie Du Mars
Name: Lisa Wong Name: Valerie Du Mars
Title: Director Title: Executive Director

SIGNATURE PAGE TO CONSENT AND AMENDMENT

Acknowledged and agreed as of the first date set forth above.

MIZUHO BANK, LTD., as Intercreditor Agent

By:	/s/ Brian Caldwell
Name: Brian Caldwell
Title: Managing Director

SIGNATURE PAGE TO CONSENT AND AMENDMENT

Acknowledged and agreed as of the first date set forth above.

MIZUHO BANK, LTD. as Lender

By:	/s/ Brian Caldwell
Name: Brian Caldwell
Title: Managing Director

SIGNATURE PAGE TO CONSENT AND AMENDMENT

Acknowledged and agreed as of the first date set forth above.

GOLDMAN SACHS BANK USA, as Lender

By:	/s/ Mahesh Mohan
Name: Mahesh Mohan
Title: Authorized Signatory

SIGNATURE PAGE TO CONSENT AND AMENDMENT

Acknowledged and agreed as of the first date set forth above.

WOORI GLOBAL INFRASTRUCTURE SYNERGY-UP FUND, as Lender

By:	/s/ Seung Won Kwak
Name: Seung Won Kwak
Title: Manager

SIGNATURE PAGE TO CONSENT AND AMENDMENT

Acknowledged and agreed as of the first date set forth above.

Aozora Bank, Ltd. as Lender

By:	/s/ Takashi Kometani
Name:Takashi Kometani
Title: Senior Vice President and Group Head, Project Finance Group

SIGNATURE PAGE TO CONSENT AND AMENDMENT

Acknowledged and agreed as of the first date set forth above.

Bank Gospodarstwa Krajowego, as Lender

By:	/s/ Sylwia Sieminska
Name: Sylwia Sieminska

By:	/s/ Maryla Posyniak
Name: Maryla Posyniak

SIGNATURE PAGE TO CONSENT AND AMENDMENT

Acknowledged and agreed as of the first date set forth above.

Bank of America, N.A., as Lender

By:	/s/ Ronald E. McKaig
Name: Ronald E. McKaig
Title: Managing Director

SIGNATURE PAGE TO CONSENT AND AMENDMENT

Acknowledged and agreed as of the first date set forth above.

CIT Bank, N.A., as Lender

By:	/s/ Joseph Gyurindak
Name: Joseph Gyurindak
Title: Managing Director

SIGNATURE PAGE TO CONSENT AND AMENDMENT

Acknowledged and agreed as of the first date set forth above.

FirstBank Puerto Rico d/b/a FirstBank Florida, as Lender

By:	/s/ Jose M. Lacasa
Name: Jose M. Lacasa
Title: SVP, Corporate Banking

SIGNATURE PAGE TO CONSENT AND AMENDMENT

Acknowledged and agreed as of the first date set forth above.

ING Capital LLC, as Lender

By:	/s/ Tanja van der Woude
Name: Tanja van der Woude
Title: Director

By:	/s/ Anthony Rivera
Name: Anthony Rivera
Title: Director

SIGNATURE PAGE TO CONSENT AND AMENDMENT

Acknowledged and agreed as of the first date set forth above.

JPMORGAN CHASE BANK N.A., as Lender

By:	/s/ Arina Mavilian
Name: Arina Mavilian
Title: Executive Director

SIGNATURE PAGE TO CONSENT AND AMENDMENT

Acknowledged and agreed as of the first date set forth above.

Landesbank Baden-Württemberg New York Branch, as Lender

By:	/s/ Adam Rahal
Name: Adam Rahal
Title: Legal Counsel

By:	/s/ Michael Thier
Name: Michael Thier
Title: Director

SIGNATURE PAGE TO CONSENT AND AMENDMENT

Acknowledged and agreed as of the first date set forth above.

Morgan Stanley Senior Funding, Inc., as Lender

By:	/s/ Rikin Pandya
Name: Rikin Pandya
Title: Vice President

SIGNATURE PAGE TO CONSENT AND AMENDMENT

Acknowledged and agreed as of the first date set forth above.

NOMURA CORPORATE FUNDING AMERICAS, LLC, as Lender

By:	/s/ Vinod Mukani
Name: Vinod Mukani
Title: Managing Director

SIGNATURE PAGE TO CONSENT AND AMENDMENT

Acknowledged and agreed as of the first date set forth above.

Royal Bank of Canada, as Lender

By:	/s/ Jason S. York
Name: Jason S. York
Title: Authorized Signatory

SIGNATURE PAGE TO CONSENT AND AMENDMENT

Acknowledged and agreed as of the first date set forth above.

BANCO DE SABADELL, S.A., MIAMI BRANCH, as Lender

By:	/s/ Ignacio Alcaraz
Name: Ignacio Alcaraz
Title: Head of Structured Finance Americas

SIGNATURE PAGE TO CONSENT AND AMENDMENT

Acknowledged and agreed as of the first date set forth above.

Banco Santander, S.A., New York Branch, as Lender

By:	/s/ Nuno Andrade
Name: Nuno Andrade
Title: Managing Director

By:	/s/ Pablo Urgoiti
Name: Pablo Urgoiti
Title: Managing Director

SIGNATURE PAGE TO CONSENT AND AMENDMENT

Acknowledged and agreed as of the first date set forth above.

LANDESBANK HESSEN-THUERINGEN GIROZENTRALE, NEW YORK BRANCH, as Lender

By:	/s/ David A Leech
Name: David A Leech
Title: Senior Vice President Credit Risk Management Corporate Finance New York

By:	/s/ Raf Goebel
Name: Raf Goebel
Title: Vice President

SIGNATURE PAGE TO CONSENT AND AMENDMENT

Acknowledged and agreed as of the first date set forth above.

CaixaBank, as Lender

By:	/s/ Antoni Jofre
Name: Antoni Jofre
Title: Director/PoA

By:	/s/ Helena Torres
Name: Helena Torres
Title: Director /PoA

SIGNATURE PAGE TO CONSENT AND AMENDMENT

Acknowledged and agreed as of the first date set forth above.

NATWEST PENSION TRUSTEE LIMITED AS TRUSTEE FOR NATWEST GROUP PENSION FUND (AA SECTION), as Lender

By:	/s/ Lisa Shaw
Name: Lisa Show
Title: Attorney

By:	/s/ Jinny Hwang
Name: Jinny Hwang
Title: Attorney

SIGNATURE PAGE TO CONSENT AND AMENDMENT

Acknowledged and agreed as of the first date set forth above.

NATWEST PENSION TRUSTEE LIMITED AS TRUSTEE FOR NATWEST GROUP PENSION FUND (MAIN FUND SECTION), as Lender

By:	/s/ Lisa Shaw
Name: Lisa Shaw
Title: Attorney

By:	/s/ Jinny Hwang
Name: Jinny Hwang
Title: Attorney

SIGNATURE PAGE TO CONSENT AND AMENDMENT

Acknowledged and agreed as of the first date set forth above.

KFW IPEX-BANK GMBH, as Lender

By:	/s/ Simone Thrun
Name: Simone Thrun
Title: Director

By:	/s/ Dorothee Schwenk
Name: Dorothee Schwenk
Title: Assistant Vice President

SIGNATURE PAGE TO CONSENT AND AMENDMENT

Acknowledged and agreed as of the first date set forth above.

Sumitomo Mitsui Banking Corporation, as Lender

By:	/s/ Takahiro Date
Name: Takahiro Date
Title: Managing Director

SIGNATURE PAGE TO CONSENT AND AMENDMENT

Acknowledged and agreed as of the first date set forth above.

SPT Infrastructure Finance Sub-4, LLC, as Lender

By:	/s/ Haig Najarian
Name: Haig Najarian
Title: Authorized Signatory

SIGNATURE PAGE TO CONSENT AND AMENDMENT

Acknowledged and agreed as of the first date set forth above.

Industrial and Commercial Bank of China Limited, New York Branch, as Lender

By:	/s/ Michael Merrow
Name: Michael Merrow
Title: Vice President

By:	/s/ Michael Fabisiak
Name: Michael Fabisiak
Title: Head of Project Finance

SIGNATURE PAGE TO CONSENT AND AMENDMENT